EXHIBIT 99.2

                               ACS HOLDINGS, INC.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2004

             SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

ACS Holdings, Inc.

The following unaudited pro forma consolidated financial data for ACS Holdings, Inc. is based on the historical financial statements of American Card Services, Inc. and maxxZone.com, Inc. (collectively with its subsidiaries referred to herein as "maxxZone") which appear elsewhere in this Form 8-KA and has been prepared on a pro forma basis to give effect to the asset purchase transaction under the purchase method of accounting, as if the transaction had occurred at January 1, 2003 for each operating period presented. The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the asset purchase transaction occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of American Card Services, Inc. appearing elsewhere herein and maxxZone.com, Inc. incorporated by reference into this Form 8-KA filing.

The unaudited pro forma consolidated balance sheet as of March 31, 2004 presents the financial position of ACS Holdings, Inc. as if the asset purchase transaction had occurred on that date and was prepared utilizing the unaudited American Card Services, Inc. balance sheet as of March 31, 2004 and the unaudited maxxZone.com, Inc. balance sheet as of March 31, 2004. The pro forma consolidated statements of operations data presented assumes the asset purchase transaction occurred at the beginning of the periods presented. It should not be assumed that maxxZone.com, Inc. and American Card Services, Inc. would have achieved the unaudited pro forma consolidated results if they had actually been combined during the periods shown.

The asset purchase transaction will be accounted for as a purchase The stockholders of American Card Services, Inc. received 3,570,000,000 shares of common stock of ACS Holdings, Inc., the prior stockholders of ACS Holdings, Inc (formerly maxxZone.com, Inc) retained 210,000,000 shares and in addition 420,000,000 shares of ACS Holdings, Inc. were issued to consultants for services in connection with the asset purchase transaction resulting in the current stockholders of American Card Services, Inc. owning approximately 85% of ACS Holdings, Inc. common stock. The plan of merger was approved by the stockholders of both companies and the merger was completed on May 12, 2004.

The unaudited pro forma consolidated results are based on estimates and assumptions, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

The unaudited pro forma combined results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein for American Card Services, Inc. and set forth for maxxZone.com, Inc. on Form 10KSB for December 31, 2003 and Form 10QSB for the quarterly period ended March 31, 2004.

                                                        SAMUEL KLEIN AND COMPANY




Newark, New Jersey

_____________ ____, 2004


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                                               ACS HOLDINGS, INC.

                                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                                  (UNAUDITED)




                                                  AMERICAN
                                                    CARD
                                                  SERVICES,      MAXXZONE
                                                    INC.         .COM INC.
                                                 -----------    -----------
                                                          MARCH 31,
                                                 --------------------------        PRO FORMA         PRO FORMA
ASSETS                                               2004           2004          ADJUSTMENTS         RESULTS
------                                           -----------    -----------       -----------       -----------
Current Assets:

  Cash and cash equivalents                      $    13,010    $     4,997       $    (4,997)(1)   $    13,010
  Restricted cash                                      5,000          5,000
  Accounts receivable, net                             7,465          7,465
  Prepaid expenses                                     3,076          3,076
                                                 -----------    -----------       -----------       -----------
                                                      28,551       4,997.00            (4,997)           28,551

Property and Equipment, Net                           54,760                                          54,760.00

Deposits                                              13,319                                             13,319
                                                 -----------    -----------       -----------       -----------
        Total Assets                             $    96,630    $     4,997       $    (4,997)      $    96,630
                                                 ===========    ===========       ===========       ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:

  Notes payable                                  $   657,000    $    15,000       $   (15,000)(1)   $   657,000
  Capital lease payable                               17,191                                             17,191
  Due to officers                                     70,084                                             70,084
  Accounts payable                                   256,615                                            256,615
  Accrued expenses payable                           400,580         36,904           (36,904)(1)       400,580
  Customer deposit                                    17,400                                             17,400
  Deferred revenue                                   103,380                                            103,380
                                                 -----------    -----------       -----------       -----------
        Total Current Liabilities                  1,522,250         51,904           (51,904)        1,522,250
                                                 -----------    -----------       -----------       -----------
Long-Term Liabilities:

  Capital lease payable                               25,495                                             25,495
  Notes payable related parties                      475,000                                            475,000
  Convertible debt                                                   20,730           (20,730)(1)            --
  Convertible debt - related party                                    9,647            (9,647)(1)            --
  Accrued interest                                                    3,190            (3,190)(1)            --
                                                 -----------    -----------       -----------       -----------
                                                     500,495         33,567           (33,567)          500,495
                                                 -----------    -----------       -----------       -----------
        Total Liabiltiies                          2,022,745         85,471           (85,471)        2,022,745
                                                 -----------    -----------       -----------       -----------
Commitments and Contingencies

Stockholders' Equity (Deficit):
  Preferred stock
  Common stock
                                                      13,261        147,029
                                                                                       67,235(2)
                                                                                       14,761(3)

                                                                                    3,957,714 (5)     4,200,000

  Additional paid-in-capital                         716,434      3,308,626        (3,455,655)(1)
                                                                                      800,645 (2)
                                                                                       59,046 (3)
                                                                                     (100,000)(4)
                                                                                   (3,957,714)(5)    (2,628,618)

  Unamortized finance costs on notes payable         (58,836)                          58,836(4)             --

  Retained earnings (deficit)                     (2,596,974)    (3,536,129)        3,536,129(1)
                                                                                     (867,880)(2)
                                                                                      (73,807)(3)
                                                                                       41,164(4)     (3,497,497)
                                                 -----------    -----------       -----------       -----------
        Total Stocholders' Equity (Deficit)       (1,926,115)       (80,474)           80,474        (1,926,115)
                                                 -----------    -----------       -----------       -----------
        Total Liabilities and Stockholders'
               Equity (Deficit)                  $    96,630    $     4,997       $    (4,997)      $    96,630
                                                 ===========    ===========       ===========       ===========



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


                                                         ACS HOLDINGS, INC.

                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                             (UNAUDITED)

                                       FOR THE THREE MONTHS ENDED                                   FOR THE YEAR ENDED
                                             MARCH 31, 2004                                          DECEMBER 31, 2003
                         --------------------------------------------------  ------------------------------------------------------
                           AMERICAN                                           AMERICAN
                             CARD      MAXXZONE.                                CARD       MAXXZONE.
                           SERVICES,      COM,      PRO FORMA    PRO FORMA    SERVICES,      COM,         PRO FORMA      PRO FORMA
                             INC.        INC.      ADJUSTMENTS    RESULTS        INC.         INC.       ADJUSTMENTS      RESULTS
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
Revenues                 $    27,030                            $    27,030  $   110,869                                $   110,869

Cost of Sales                  4,137                                  4,137       14,391                                     14,391
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
Gross Profit                  22,893           --           --       22,893       96,478           --             --         96,478
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------

Costs and Expenses:
  General and
    administrative           378,464       23,806       71,488(3)   473,758    1,692,348       56,702                     1,749,050
  Depreciation expense         2,553                                  2,553        4,418       58,383                        62,801
  Professional fees                                                                            13,125                        13,125
  Stock-based
    compensation                        1,197,000      867,880(2) 2,064,880                 1,868,843                     1,868,843
  Loss on impairment
   of fixed assets
      and website                                                                              12,457                        12,457
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
      Total Costs
        and Expenses         381,017    1,220,806      939,368    2,541,191    1,696,766    2,009,510             --      3,706,276
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
Net Loss
   from Operations          (358,124)  (1,220,806)    (939,368)  (2,541,191)  (1,600,288)  (2,009,510)            --     (3,706,276)
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
Other Revenue
  (Expense):

  Miscellaneous
     revenue                      11                                     11                                                      --
  Interest expense           (56,584)                   25,000(4)   (31,584)    (108,794)     (17,897)        16,164(4)    (110,527)
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
                             (56,573)          --       25,000      (31,573)    (108,794)     (17,897)        16,164       (110,527)
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
Net Loss before
   Provision
     for Income Tax         (414,697)  (1,220,806)    (939,368)  (2,572,764)  (1,709,082)  (2,027,407)            --     (3,816,803)

Provision for
   Income Tax                     --           --           --           --           --           --             --             --
                         -----------  -----------  -----------  -----------  -----------  -----------    -----------    -----------
Net Loss                 $  (414,697) $(1,220,806) $  (939,368) $(2,572,764) $(1,709,082) $ 2,027,407)   $        --    $(3,816,803)
                         ===========  ===========  ===========  ===========  ===========  ===========    ===========    ===========

Loss per Share:
  Basic and diluted
     loss per share                                             $     (0.00)                                            $     (0.00)
                                                              =============                                           =============
  Basic and diluted
    common shares
      outstanding                                             4,200,000,000                                           4,200,000,000
                                                              =============                                           ============



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                               ACS Holdings, Inc.

                      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA


On May 12, 2004 American Card Services Inc. and ACS Holdings, Inc (formerly maxxZone.com, Inc), a publicly held Nevada corporation, completed an asset purchase agreement. The asset purchase transaction will be accounted for as a purchase The stockholders of American Card Services, Inc. received 3,570,000,000 shares of common stock of ACS Holdings, Inc., the prior stockholders of ACS Holdings, Inc (formerly maxxZone.com, Inc) retained 210,000,000 shares and in addition 420,000,000 shares of ACS Holdings, Inc. were issued to consultants for services in connection with the asset purchase transaction resulting in the current stockholders of American Card Services, Inc. owning approximately 85% of ACS Holdings, Inc. common stock.

The asset purchase transaction will be accounted for as a purchase with American Card Services ,Inc. deemed the acquiror for accounting and financial reporting purposes. However since the shareholders of American Card Services. Inc. will own approximately 85% of the outstanding shares of reorganized ACS Holdings, Inc. no step up in basis or goodwill will be recorded. This accounting treatment is in accordance with the Securities and Exchange Commission Staff Members position that the acquisition by a public shell of the assets of a business of a private company should be accounted for at historical cost and accounted for as a reverse merger.

Note 1:

     Elimination of assets and liabilities in the spin off transaction with unconsolidated entity

Note 2:

     Issuance of 67,235,000 shares of the company's common stock for services valued at $867,880

Note 3:

     Issuance by American Card Services Inc. in April 2004 of 1,476,130 shares of its common stock for consideration valued at $73,807

Note 4:

     Elimination of unamortized finance cost and expenses of $25,000 and $16,164 for the three months period ended March 31,2004 and for the year ended December 31,2003 respectively.

Note 5:

     Issuance of 3,990,000,000 and the retirement of 32,286,000 shares of the Company's common stock in connection with the asset purchase agreement.